UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2009

NAVISTAR FINANCIAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-04146	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road

Schaumburg, Illinois 60173

(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 16, 2009, Navistar Financial Corporation, a Delaware corporation (“NFC”), entered into the Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”), a copy of which is filed as an exhibit hereto, by and among NFC and Navistar Financial, S.A. DE C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent. The Amended and Restated Credit Agreement has two primary components: a term loan of $365.0 million and a revolving bank loan of $450.0 million. The revolving bank loan has a Mexican sub-revolver providing for up to $100.0 million which may be used by NIC’s Mexican finance subsidiary. The obligations under the Amended and Restated Credit Agreement are secured by substantially all assets of NFC. The Maturity Date of the loans is December 16, 2012.

On December 16, 2009, Navistar International Corporation, a Delaware corporation (“NIC”), entered into the Second Amended and Restated Parent Guarantee (the “Parent Guarantee”), a copy of which is filed as an exhibit hereto, in favor of the Administrative Agent for the lenders party to the Amended and Restated Credit Agreement. Pursuant to the Parent Guarantee, NIC guarantees the obligations of its Mexican finance subsidiary under the Amended and Restated Credit Agreement.

On December 16, 2009, NIC entered into the Second Amended and Restated Parents’ Side Agreement (“Parents’ Side Agreement”), a copy of which is filed as an exhibit hereto, by and between NIC and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Amended and Restated Credit Agreement. The Parents’ Side Agreement requires that NIC and Navistar, Inc. collectively continue to own 100% of the voting stock of NFC and that Navistar, Inc. not permit NFC to have a fixed charge coverage ratio of less than 1.25 to 1.00.

On December 16, 2009, NFC entered into the First Amendment (“Security Agreement Amendment”), a copy of which is filed as an exhibit hereto, to the Amended and Restated Security, Pledge and Trust Agreement (the “Security Agreement”), dated as of July 1, 2005, between NFC and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement (the “Trustee”). The Security Agreement Amendment modifies the terms of the Security Agreement to reflect the Amended and Restated Credit Agreement and the transactions between NFC and WFEFI (as defined below) described below.

On December 16, 2009, NFC and Navistar Financial Asset Sales Corp., a Delaware corporation (“NFASC”) entered into a Note Sale Agreement, a copy of which is filed as an exhibit hereto, pursuant to which retail loans and other financings secured by new or used trucks, truck chassis, buses, vans and trailers with an aggregate principal balance of $246,787,512.71 and related property (the “Sale Property”) were transferred to NFASC in exchange for $224,892,707.35 in immediately available funds, recordation as an advance by NFC to NFASC in the amount of $1,894,809.36 and recordation of a contribution of capital from NFC to NFASC in the amount of the remaining balance. On December 16, 2009, NFASC entered into a Note Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the Sale Property was transferred to Wells Fargo Equipment Finance, Inc., a Minnesota corporation (“WFEFI”), in exchange for $224,892,707.35 in immediately available funds. On December 16, 2009, NFC and WFEFI entered into a Servicing Agreement, a copy of which is filed as an exhibit hereto, pursuant to which WFEFI appointed NFC as servicer of the Sale Property.

On December 16, 2009, NFC entered into the Loan and Security Agreement (the “Loan and Security Agreement”), a copy of which is filed as an exhibit hereto, by and between NFC and WFEFI, as lender, pursuant to which NFC borrowed from WFEFI an aggregate principal amount of $79,340,969.37. NFC’s obligations under the Loan and Security Agreement are secured by certain retail loans and other financings secured by new or used trucks, truck chassis, buses, vans and trailers and related property and a beneficial interest in retail leases of new and used trucks, truck chassis, buses, vans and trailers and related property (the “Loan Property”). NFC is required to make monthly payments consisting of monthly principal payments in the amount described on a schedule to the Loan and Security Agreement and of interest payments. NFC’s obligations under the Loan and Security Agreement mature on March 18, 2013 unless otherwise accelerated upon certain events described in the Loan and Security Agreement. On December 16, 2009, NFC entered into the Intercreditor Agreement, a copy of which is filed as an exhibit hereto, by and among NFC, WFEFI, the Administrative Agent and the Trustee, whereby the lenders party to the Amended and Restated Credit Agreement agreed to subordinate any security interests they may have on the Loan Property to those security interest of WFEFI in such property under the Loan and Security Agreement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 10.1	Amended and Restated Credit Agreement, dated as of December 16, 2009, by and among Navistar Financial Corporation, a Delaware corporation, and Navistar Financial, S.A. DE C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent.

Exhibit 10.2	Second Amended and Restated Parent Guarantee, dated as of December 16, 2009, by Navistar International Corporation, a Delaware corporation, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement.

Exhibit 10.3	Second Amended and Restated Parents’ Side Agreement, dated as of December 16, 2009, by and between Navistar International Corporation, a Delaware corporation, and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Amended and Restated Credit Agreement.

Exhibit 10.4	First Amendment, dated as of December 16, 2009, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement.

Exhibit 10.5	Note Sale Agreement, dated as of December 16, 2009, between Navistar Financial Corporation, a Delaware corporation, and Navistar Financial Asset Sales Corp., a Delaware corporation.

Exhibit 10.6	Note Purchase Agreement, dated as of December 16, 2009, by and between Navistar Financial Asset Sales Corp., a Delaware corporation, and Wells Fargo Equipment Finance, Inc., a Minnesota corporation.

Exhibit 10.7	Servicing Agreement, dated as of December 16, 2009, by and between Navistar Financial Corporation, a Delaware corporation, and Wells Fargo Equipment Finance, Inc., a Minnesota corporation.

Exhibit 10.8	Loan and Security Agreement, dated as of December 16, 2009, by and between Navistar Financial Corporation, a Delaware corporation, and Wells Fargo Equipment Finance, Inc., a Minnesota corporation.

Exhibit 10.9	Intercreditor Agreement, dated as of December 16, 2009, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION

/S/ WILLIAM V. MCMENAMIN
By:	William V. McMenamin
Its:	Vice President, Chief Financial Officer and Treasurer

Date: December 18, 2009

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Amended and Restated Credit Agreement, dated as of December 16, 2009, by and among Navistar Financial Corporation, a Delaware corporation, and Navistar Financial, S.A. DE C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent.

Exhibit 10.2	Second Amended and Restated Parent Guarantee, dated as of December 16, 2009, by Navistar International Corporation, a Delaware corporation, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement.

Exhibit 10.3	Second Amended and Restated Parents’ Side Agreement, dated as of December 16, 2009, by and between Navistar International Corporation, a Delaware corporation, and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Amended and Restated Credit Agreement.

Exhibit 10.4	First Amendment, dated as of December 16, 2009, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement.

Exhibit 10.5	Note Sale Agreement, dated as of December 16, 2009, between Navistar Financial Corporation, a Delaware corporation, and Navistar Financial Asset Sales Corp., a Delaware corporation.

Exhibit 10.6	Note Purchase Agreement, dated as of December 16, 2009, by and between Navistar Financial Asset Sales Corp., a Delaware corporation, and Wells Fargo Equipment Finance, Inc., a Minnesota corporation.

Exhibit 10.7	Servicing Agreement, dated as of December 16, 2009, by and between Navistar Financial Corporation, a Delaware corporation, and Wells Fargo Equipment Finance, Inc., a Minnesota corporation.

Exhibit 10.8	Loan and Security Agreement, dated as of December 16, 2009, by and between Navistar Financial Corporation, a Delaware corporation, and Wells Fargo Equipment Finance, Inc., a Minnesota corporation.

Exhibit 10.9	Intercreditor Agreement, dated as of December 16, 2009, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement.